Exhibit 10.3

                            PARTICIPATION AGREEMENT
                                PATRICIA PROSPECT
                 SOUTH MARSH ISLAND AREA, BLOCK 231, OCS-G 26014
                     OUTER CONTINENTAL SHELF, GULF OF MEXICO

     This Agreement is entered into effective September 1, 2005, by and between Stone Energy Corporation ("Stone"), whose address is 625 East Kaliste Saloom Road, Lafayette, LA 70508, and Ridgewood Energy Corporation, Manager Ridgewood Energy P Fund, LLC. ("Ridgewood"), whose address is 11700 Old Katy Road, Suite 280, Houston, TX 77079, concerning the drilling and evaluation of the OCS-G 26014, South Marsh Island Block 231, Outer Continental Shelf, Gulf of Mexico.

     Whereas, Stone owns one hundred percent (100%) record title interest in OCS-G 26014 (hereinafter defined as "Lease"),

     Whereas, Ridgewood desires to earn an undivided thirty percent (30%) Operating Rights Title Interest (as hereinafter defined) from Stone in the Lease by participating in and bearing a disproportionate fifty percent (50%) of all of the costs, of drilling an Initial Test Well (as hereinafter defined) to Casing Point (as hereinafter defined), subject to the limitations set forth in Article
3.1 and conducting all other testing and logging operations as set forth in the AFE (as hereinafter defined) for the Initial Test Well (as hereinafter defined); and

     Whereas, Ridgewood desires to earn an assignment of the above described interest in the Lease in accordance with the further terms and conditions of this Agreement, and the Parties (as hereinafter defined) hereto desire to set forth their agreement concerning the obligations of Ridgewood with respect to earning such interest from Stone.

     Now, Therefore, for $510,000 cash in hand representing reimbursement to Stone by Ridgewood of thirty percent (30%) of Stone's leasehold costs in the Lease and in consideration of the premises and the mutual benefits set forth' herein and other good and valuable consideration, the Parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

1.1 "AFE" means the Authorization for Expenditure #1533-D submitted by Stone dated July 1, 2005 in the gross amount of $15,876,000.00 to cover the estimated costs to drill the Initial Test Well and/or other operations conducted under the attached JOA (as hereinafter defined), which is attached as Exhibit "A".

1.2 "Affiliate" means a company or partnership or other legal entity which controls, or is controlled by, or which is controlled by an entity which controls a Party. Control means the ownership directly or indirectly of more than fifty percent (50%) of the voting rights in a company, partnership or legal entity.

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         Objective Depth and all other approved logging and testing operations have been conducted.

4.2 The interest assigned will be without warranty of title except by, through and under Stone and shall' be made without recourse or warranty, express, implied or statutory, except as to actions by through or under Stone, but not otherwise. Stone will represent that there are no existing encumbrances on production from the Leases other than the Lessor's royalty. Such assignment shall be made effective as of the first day of the month in which Objective Depth is reached.

                                    ARTICLE V
               LEASE OWNERSHIP AND SHARING OF COSTS AFTER EARNING

5.1.1 In the event Ridgewood earns an assignment of the Operating Rights Title Interest, then the joint working interest ownership in the Initial Test Well, or Substitute Well therefor, and in the Lease shall be in the proportions of seventy percent (70%) Stone and thirty percent (30%) Ridgewood or as otherwise agreed to pursuant to the JOA.

         The cost, risk, expense and liability of all subsequent approved operations, including but not limited to, the cost of setting casing and completing and equipping the Initial Test Well for production, as well as all other approved operations conducted on the Lease, shall be borne in accordance with those working interest percentages set forth immediately above in this Article 5.1 or as otherwise agreed to pursuant to the JOA.

                                   ARTICLE VI
                  OPERATING AGREEMENT AND CONDUCT OF OPERATIONS

6.1 All operations on the Initial Test Well, or Substitute Well, and the Leases will be conducted under the terms and conditions of the Joint Operating Agreement. Simultaneously with the execution of this Agreement, the Parties will execute a Joint Operating Agreement utilizing the form attached hereto as Exhibit "B", which will reflect working interest percentages of Stone and Ridgewood as established by this Agreement.

6.2 In the event of a conflict between a provision of this Agreement and a provision of the Joint Operating Agreement, then the applicable provision of this Agreement shall prevail and control.

                                   ARTICLE VII
                             ASSIGNMENT OF AGREEMENT

7.1      Until such time Ridgewood has earned an assignment as set forth in
         Article IV above, Ridgewood shall not have the right to assign any portion of its rights and obligations pursuant to this Agreement without the prior written consent of Stone. Any such assignment consented to by Stone shall be made subject to this Agreement and shall not be binding on Stone until Stone has been furnished a copy of the assignment(s). Notwithstanding any assignment that Ridgewood may make, as between Stone and Ridgewood, Stone shall have the right to continue to look solely to Ridgewood for the performance of all of the cost obligations undertaken and the satisfaction of all liabilities

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         documents are necessary or desirable to carry out its purposes, the
         Parties shall take or cause to be taken all such necessary action or execute and deliver such deeds and documents.

13.8 This Agreement is the entire agreement of the Parties with respect to the subject matter contained herein and supersedes all prior written and verbal understandings and negotiations of the Parties including that certain "Offer to Participate-Patricia Prospect" between Stone Energy Corporation and Ridgewood Energy Corporation dated August 31, 2005.

                                   ARTICLE XIV
                               EFFECT OF AGREEMENT

14.1 The terms, covenants and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto and their respective heirs, successors and assigns; and the terms, covenants and conditions shall be covenants running with the leases covered hereby and the leasehold estate therein and with each transfer or assignment of the land or leasehold estate.

     In Witness Whereof, this Agreement is executed in the presence of competent witnesses by the Parties to this Agreement as of the dates set out below, but is made effective as of date first above written.

WITNESSES:                               RIDGEWOOD ENERGY CORPORATION,
                                         MANAGER RIDGEWOOD ENERGY
                                         P FUND, LLC

[SIGNATURE ILLEGIBLE]                    By: /s/ W. Greg Tabor
 -------------------                        ------------------------------------
                                         Name: W. Greg Tabor
                                               ---------------------------------
[SIGNATURE ILLEGIBLE]                    Title: Executive Vice President
 -------------------                            --------------------------------
                                         Date: 12-15-05

                                         STONE ENERGY CORPORATION

[SIGNATURE ILLEGIBLE]                    By: /s/ E.J. Louviere
 -------------------                         -----------------------------------
                                         Name: E.J. Louviere
                                               ---------------------------------
[SIGNATURE ILLEGIBLE]                    Title: Senior Vice President - Land
 -------------------                            --------------------------------
                                         Date: December 9, 2005



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                                 ACKNOWLEDGMENT
                                 --------------


STATE OF TEXAS
COUNTY OF HARRIS

On this 15th day of December, 2005, before me, appeared W. Greg Tabor, to me personally known, who, being by me duly sworn, did say that he is the Executive Vice President for Ridgewood Energy Corporation, Manager Ridgewood Energy P Fund, LLC. and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

                                                 /s/ Donna Ermis
                                                 ---------------
                                                  NOTARY PUBLIC

My Commission expires: October 1, 2008

                                         [SEAL]   DONNA ERMIS
                                                 Notary Public,
                                                 State of Texas
                                              My Commission Expires
                                                 October 01, 2008


                                 ACKNOWLEDGMENT
                                 --------------


STATE OF LOUISIANA
PARISH OF LAFAYETTE

On this 9th day of December, 2005, before me, appeared, E. J. Louviere to me personally known, who, being by me duly sworn, did say that he is a Senior Vice President, Land of Stone Energy Corporation, and that the foregoing instrument was executed in behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

                                                 /s/ Thomas E. Barry
                                                 --------------------
                                                     NOTARY PUBLIC

My Commission expires: ____________

                                              OFFICIAL SEAL
                                             THOMAS E. BARRY
                                          NOTARY PUBLIC NO. 20185
                                            STATE OF LOUISIANA
                                           PARISH OF LAFAYETTE
                                         My Commission Is For Life



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                                         Ridgewood Energy Corporation,
                                         Manager Ridgewood Energy P Fund, LLC.

__________________________________       By: _______________________________

__________________________________       Title: _____________________________



















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